MORTGAGE AND SECURITY AGREEMENT

     THIS MORTGAGE AND SECURITY AGREEMENT (the "Mortgage"), dated the 30th day of September, 1999, between Dynamics Research Corporation (the "Mortgagor"), a Massachusetts corporation, having a usual place of business at 60 Frontage Road, Andover, MA 01810, and Brown Brothers Harriman & Co., for itself and as agent for the ratable account of each of the Lenders (as defined below) (the "Mortgagee"), a New York limited partnership, having an office at 40 Water Street, Boston, MA 02109.

                                   RECITAL

     The Mortgagor is the owner of the premises described in Schedule A hereto. The Mortgagor has executed and delivered to the Mortgagee a Revolving Credit Note (the "Note") and a Second Amended and Restated Revolving Credit Agreement by and between the Mortgagor and the Mortgagee, BankBoston, N.A., the Chase Manhattan Bank, State Street Bank and Trust Company, and Citizens Bank (collectively, the "Lenders") (the "Credit Agreement"), each dated as of the date hereof.

                            CERTAIN DEFINITIONS

     The Mortgagor and the Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.

     "Chattels" means all fixtures, fittings, appliances, apparatus, equipment, machinery, and all building material, supplies and equipment now or hereafter delivered to the Premises, and all other articles of tangible personal property and replacements thereof now or at any time hereafter affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Improvements on the Premises except those owned by lessees.

     "Event of Default" means the events and circumstances described as such in Section 2.1 hereof.

     "General Intangibles" means any personal property other than goods, accounts, chattel paper, documents, instruments and money including, without limitation, contracts, books and records, plans and specifications, licenses and permits, trade names, partnership interests and trust interests.

     "Improvements" means the structures or buildings, and replacements thereof, erected or to be erected upon the Premises by the Mortgagor, including all plant, equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures or buildings or of any structures or buildings now or hereafter standing on the Premises or on any part thereof.

     "Loan" means the revolving credit arrangement evidenced by the Loan Documents.

     "Loan Documents" means the Note, the Credit Agreement, and any and all other documents, instruments, and certificates executed in connection with the same.

     "Premises" means the premises described in Schedule A hereto including all of the easements, rights, privileges and appurtenances thereunto belonging or in anyway appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Mortgagor therein or thereto either in law or in equity, in possession or expectancy, now or hereafter acquired.

     All terms of this Mortgage which are not defined above have the meaning set forth in this Mortgage.

                               GRANTING CLAUSE

     NOW, THEREFORE, the Mortgagor, in consideration of the premises and in order to secure the payment of both the principal of and the interest and any other sums payable on, the Note and the Credit Agreement and this Mortgage and the performance and observance of all the provisions hereof and of the Credit Agreement and the Note, hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto the Mortgagee, with MORTGAGE COVENANTS, all its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

     (i)    the Premises;
     (ii)   the Improvements;
     (iii)  the Chattels;
     (iv)   the General Intangibles;
     (v) all accounts, contracts, contract rights, notes, bills, drafts, acceptances, choses in action, and all other debts, obligations and liabilities, in whatever form, owing to or for the benefit of Mortgagor, including without limiting the generality of the foregoing, all purchase and sale agreements of all or portions of the Premises and all plans, drawings and specifications, surveys, construction contracts, material orders and invoices, and all other items, papers and documents pertaining to the alteration, construction and completion of the Improvements, and all sales and leasing reports, and marketing programs and arrangements in respect to the same;

     (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

     (vii) all leases of the Premises now or hereafter entered into and all right, title and interest of the Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, including, further, the right upon the happening of an Event of Default, to receive and collect the rents thereunder.

     TO HAVE AND TO HOLD unto the Mortgagee, its successors and assigns forever.

                                 ARTICLE I

                    PARTICULAR COVENANTS OF THE MORTGAGOR

     The Mortgagor covenants and agrees as follows:

     SECTION 1.1. Title. The Mortgagor warrants that it has a good and marketable title to an indefeasible fee estate in the Premises subject to no lien, charge or encumbrance except such as are permitted by the Credit Agreement; that it will own the Chattels free and clear of liens and claims except for those permitted by the Credit Agreement; and that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. The Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. The Mortgagor will preserve such title, and will forever warrant and defend the same to the Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

     SECTION 1.2. Further Assurances. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as, the Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Chattels.

     SECTION 1.3.  Recording.

     1.3.1 The Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property.

     1.3.2 The Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Chattels, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

     SECTION 1.4. Payment. The Mortgagor will punctually pay the principal and interest and all other sums to become due in respect of the Note and the Credit Agreement at the time and place and in the manner specified by the terms thereof, according to the true intent and meaning thereof, all in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts.

     SECTION 1.5. Compliance with Laws. The Mortgagor will, so long as it is owner of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation under the laws of the state of its incorporation and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgager or to the Mortgaged Property or any part thereof, subject to the right of the Mortgagor to contest in good faith the applicability or validity of the same.

     SECTION 1.6. Additions to Mortgaged Property. All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, the Mortgagor or constructed, assembled or placed by the Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clause hereof, but at any and all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

     SECTION 1.7.  Payment of Taxes and Liens.

     1.7.1 The Mortgagor, from time to time when the same shall become due and in any event prior to the date interest or penalties commence to accrue for non-payment, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. The Mortgagor will deliver to the Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

     1.7.2 The Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

     1.7.3 If this Mortgage is now or at any time becomes subject or subordinate to any other mortgage or encumbrance, the Mortgagor will pay, when due, all sums due thereunder, and the Mortgagor shall not, without the consent of the Mortgagee, agree to the modification, amendment or extension of the terms or conditions of such prior mortgage.

     1.7.4 Nothing in this Section 1.7 shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as (i) the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceeding which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same, (ii) the Mortgagor shall immediately notify the Mortgagee of such contest and provide written progress reports of significant developments and (iii) the Mortgagor shall establish such reserve or other appropriate provision as shall be required by generally accepted accounting principles; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide such additional security as shall be satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon the Mortgagor by subsection 1.7.1 hereof shall become necessary to prevent the delivery of a tax deed conveying the Mortgaged Property or any portion thereof because of non-payment, then Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed.

     SECTION 1.8. Payment of Mortgagee's Taxes. If at any time before the debt hereby secured is fully paid, any law be enacted, whereby there shall be deducted from the value of said real estate, for the purpose of taxation, any lien thereon and taxing said value to Mortgagee, or revising or changing in any way the laws now in force for the taxation of mortgages or bonds, or the debts secured thereby for state or local purposes, or the manner of collection of such taxes, so as to increase the tax, other than by a tax on Mortgagee's income, upon Mortgagee or affect adversely the yield to Mortgagee from this Mortgage, then this Mortgage and the Note hereby secured shall, at the option of said Mortgagee, become immediately due and payable. If any such law, should be enacted and, to the extent permitted by such law, Mortgagor shall have the opportunity of paying to the Mortgagee the amount of any such taxes or any such sum which adversely affects the yield to Mortgagee from this Mortgage, then, if all such sums are lawfully paid to Mortgagee, Mortgagee shall not have the right to accelerate this Mortgage as stated aforesaid in this Section.

     SECTION 1.9.  Insurance.

     1.9.1 The Mortgagor will keep the Improvements and Chattels insured against loss by fire, casualty and such other hazards as may be specified by the Mortgagee for the benefit of the Mortgagee. Such insurance shall be written in forms, amounts, and by companies, reasonably satisfactory to the Mortgagee, and after the occurrence and during the occurrence of an Event of Default, losses thereunder shall be payable to the Mortgagee pursuant to a standard mortgagee endorsement. The policy or policies of such insurance shall be delivered to the Mortgagee. The Mortgagor shall give the Mortgagee prompt notice of any loss for which coverage may be claimed under the terms of any such policy or policies, and, after the occurrence and during the occurrence of an Event of Default, the Mortgagee shall have the right to join the Mortgagor in adjusting any loss in excess of $50,000. After the occurrence and during the occurrence of an Event of Default, any moneys received as payment for any loss under any such insurance shall be paid over to the Mortgagee to be applied at the option of the Mortgagee either to the prepayment of the Note, without premium, or to the reimbursement of the Mortgagor for expenses incurred by it in the restoration of the Improvements.

     1.9.2 The Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.9, unless the Mortgagee is included thereon as a named insured with loss payable to the Mortgagee under a standard mortgagee endorsement. The Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same.

     SECTION 1.10. Advances to Satisfy Mortgagor's Obligations. If the Mortgagor shall fail to perform any of the covenants contained in Section 1.1, 1.3, 1.7, 1.8, 1.9, 1.12 or 1.18, and such failure continues for five
(5) days after receipt of written notice thereof by Mortgagor, the Mortgagee may make advances to perform the same in its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured prior to the Note (provided, however, that in the event of an emergency, or in the event that Mortgagee's interest in the Mortgaged Property may be adversely affected by such failure, no notice shall be required). The Mortgagor will repay on demand all sums so advanced on its behalf with interest at the rate specified in the Credit Agreement. The provisions of this Section 1.10 shall not prevent any default in the observance of any covenant contained herein from constituting an Event of Default.

     SECTION 1.11. Compliance with Credit Agreement. Mortgagor shall perform, observe and comply with, or cause to be performed, observed or complied with, in a complete and timely manner (subject to all applicable grace periods), all provisions hereof, of the Credit Agreement and the Note.

     SECTION 1.12. Waste, Repairs. The Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way create any risk of fire or other hazard which is uninsured in accordance with the standards of Section 1.9 of this Mortgage. The Mortgagor will, at all times, maintain the Improvements in good operating order and condition and will promptly make from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements shall not be removed, demolished or substantially altered, nor shall any Chattels be removed without the prior written consent of the Mortgagee, except where appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of the Chattels removed.

     SECTION 1.13. Condemnation. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to the Mortgagee, it being understood that the settlement of any award shall require the approval of both the Mortgagor and the Mortgagee. The Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings the Mortgagee may be represented by counsel selected by the Mortgagee. The proceeds of any award or compensation so received shall, at the option of the Mortgagee, either be applied, without premium, to the prepayment of the Note in accordance with its terms and at the rate of interest provided therein regardless of interest payable on the award by the condemning authority, or be paid over to the Mortgagor for restoration of the Improvements.

     SECTION 1.14.  Leases.

     1.14.1 The Mortgagor will not (i) execute an assignment of the rents or any part thereof from the Premises, or (ii) accept prepayments of any installments of rents to become due and under any such lease, except prepayments in the nature of security for the performance of the lessees thereunder.

     1.14.2 The Mortgagor will not execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Premises now or hereafter existing, on the part of the lessor thereunder to be kept and performed. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, the Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by the Mortgagee. All new leases shall be approved by the Mortgagee.

     1.14.3 The Mortgagor shall furnish to the Mortgagee, within thirty (30) days after a request by the Mortgagee to do so, a written statement containing the names of all lessees of the Premises, the terms of their respective leases, the spaces occupied and the rentals paid.

     SECTION 1.15. Rent in Advance. Each lease of the Premises or of any part thereof, shall provide that, in the event of the enforcement by the Mortgagee of the remedies provided for by law, by this Mortgage or by any other document given to secure the Note, any person succeeding to the interest of the Mortgagee as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one month in advance.

     SECTION 1.16. Alienation. In the event ownership of the Mortgaged Property, or any part thereof, becomes vested in a person or persons other than Mortgagor, whether with or without the prior written approval of Mortgagee, the Mortgagee may, without notice to the Mortgagor, waive a default, if such occurs thereby and deal with such successor or successors in interest with reference to this Mortgage, and the Note in the same manner as with Mortgagor, without in any way releasing, discharging or otherwise affecting the liability of Mortgagor hereunder, or for the Mortgage indebtedness hereby secured. No sale of the Mortgaged Property, no forbearance on the part of Mortgagee, no extension of the time for the payment of the Mortgage indebtedness or any change in the terms thereof consented to by Mortgagee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Mortgagor herein, either in whole or in part, nor shall the full force and effect of this lien be altered thereby. Any deed conveying the Mortgaged Property, or any part thereof, shall provide that the grantee thereunder assume all of the grantor's obligations under this Mortgage, the Note and all other instruments or agreements evidencing or securing the repayment of the Mortgage indebtedness. In the event such deed shall not contain such assumption, Mortgagee shall have all rights reserved to it hereunder in the Event of a Default or if Mortgagee shall not elect to exercise such rights and remedies, the grantee under such deed shall nevertheless, to the extent allowed by law, be deemed to have assumed such obligations by acquiring the Mortgaged Property or such portion thereof subject to this Mortgage.

     SECTION 1.17. No Further Mortgages. Without the prior written consent of the Mortgagee, Mortgagor will not create or suffer to be created any liens, mortgages, security interests or other encumbrances of any kind whatsoever against the Premises described herein, except for (a) this Mortgage, and (b) the liens and encumbrances permitted under the Credit Agreement.

     SECTION 1.18  Hazardous Materials.

     1.18.1  Definitions.

     (a) "Hazardous Materials" shall mean all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls or materials or equipment containing polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     (b) "Environmental Laws" shall mean any and all applicable current and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any governmental authority, relating in any way to the environment, preservation or reclamation of natural resources or human exposure to or the management or spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment or the threat of the same.

     1.18.2 Warranties and Representations. The Mortgagor represents and warrants to the Mortgagee that, except as set forth in
Schedule 5.15 to the Credit Agreement, Mortgagor nor any Subsidiary (as defined in the Credit Agreement) nor, to the Mortgagor's knowledge, any other person has ever caused or permitted any Hazardous Material to be disposed of on or under the Mortgaged Property, and the Mortgaged Property has never been used (either by any Mortgagor or any Subsidiary or, to each Mortgagor's knowledge, by any other person) as (i) a disposal site or permanent storage site for any Hazardous Material or (ii) a temporary storage site for any Hazardous Material. Further, the Mortgagor represents and warrants to the Mortgagee that the Mortgagor and its Subsidiaries have been issued and are in compliance with all material permits, certificates, licenses, approvals and other authorizations relating to environmental matters at the Premises and necessary or desirable for their respective businesses conducted at the Premises, and have filed or will timely file all notifications and reports relating to chemical substances, air emissions, underground storage tanks, effluent discharges and Hazardous Material waste storage, treatment and disposal required in connection with the operation of their respective businesses at the Premises, the failure to have or comply with which would, individually or in the aggregate, have a material adverse effect on the Mortgaged Property. Except as set forth in Schedule 5.15 to the Credit Agreement, all Hazardous Materials used or generated by any Mortgagor or any Subsidiary or any business merged into or otherwise acquired by any Mortgagor or any Subsidiary at the Premises have been generated, accumulated, stored, transported, treated, recycled and disposed of in compliance with all applicable laws and regulations, the violation of which has any reasonable likelihood of having a material adverse effect on the Mortgaged Property. Except as set forth in Schedule
5.15 to the Credit Agreement, neither any Mortgagor nor any Subsidiary has any liabilities with respect to Hazardous Materials at the Premises and no facts or circumstances exist which could give rise to liabilities with respect to Hazardous Materials at the Premises, which in either case, individually or in the aggregate, could have any reasonable likelihood of having a material adverse effect on the Mortgaged Property.

     1.18.3 Compliance with Laws. The Mortgagor shall take all appropriate response actions, including any removal and remedial action, in the event of a release, emission, discharge or disposal of any hazardous materials on, upon, under, into or about the Mortgaged Property so as to (a) remain in compliance with subsection 1.18.2 and (b) keep the Mortgaged Property free from and uncontaminated by Hazardous Materials and in compliance with Environmental Laws and other applicable law.

     1.18.4 Indemnification of the Mortgagee. The Mortgagor shall at all times, both before and after repayment of the Loan, at its sole cost and expense, indemnify, exonerate, hold and save harmless the Mortgagee and all those claiming by, through or under the Mortgagee (collectively, the "Indemnified Party") against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and expenses and experts' fees and expenses, which may at any time (including, without limitation, before or after discharge or foreclosure of this Mortgage) be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of (a) any Hazardous Materials liability or other liability for damage to person or property arising out of any Hazardous Materials released, prior to the foreclosure of this Mortgage, on, upon, under, into or about the Mortgaged Property (including without limitation with respect to any condition or circumstance which existed on the Mortgaged Property prior to or as of the time any of the Mortgagor first acquired, leased or occupied the same) or any violation of any Environmental Law by the Mortgagor or any of its Subsidiaries, or any contractor, sub-contractor, tenant, occupant or invitee thereof; or (b) any act, omission, negligence or conduct of any of the Mortgagor or any Subsidiary of the Mortgagor or any contractor, sub-contractor, tenant, occupant or invitee thereof relating to the Mortgaged Property (a "Claim"). Notwithstanding any limitation which otherwise might be imposed by any applicable statute of limitations, any cause of action which an Indemnified Party may have against the Mortgagor under this subsection may be brought against the Mortgagor at any time within two (2) years following assertion of the claim against the Indemnified Party for which indemnification or exoneration is sought (it being understood that the foregoing shall not require any Indemnified Party to bring any claim or action within such two (2) year period if a longer statute applies). An Indemnified Party shall provide prompt written notice of any Claim to Mortgagor.

     1.18.5  Mortgagee's Right to Make Site Assessments; Take
Action. The Mortgagee is hereby specifically authorized in its reasonable discretion to cause one or more environmental site assessments of the Premises to be undertaken at the sole cost and expense of the Mortgagor. Environmental site assessments may include a detailed visual inspection of the Premises, including without limitation, all storage areas, storage tanks, drains, drywells and leaching areas, as well as the making of ground borings and the taking of soil samples, surface water samples and groundwater samples, and such other investigations or analysis as is necessary or appropriate for a complete assessment of the compliance of the Premises and the use and operation thereof with all Environmental Laws. Without limiting the foregoing, in the event that there shall occur a release of Hazardous Materials on, upon, into or under the Premises, or such a release appears imminent or probable, the Mortgagee shall have the right (but not the obligation), upon prior notice to the Mortgagor (or without notice in the case of emergency), to cause the release to be contained and/or removed on behalf of the Mortgagor or to attempt to prevent or contain such a release. The Mortgagor agrees to cooperate with the Mortgagee and to render such assistance to the Mortgagee as may be requested to facilitate such remedial actions (including without limitation, such containment or removal). The Mortgagor shall be liable to the Mortgagee for all costs and expenses, including all attorneys' fees, incurred on account of such remedial action undertaken on the Mortgagor's behalf and shall reimburse the Mortgagee therefor on demand.

                                  ARTICLE II

                              EVENTS OF DEFAULT

     SECTION 2.1. Events of Default. The occurrence of the following shall be deemed an Event of Default under this Mortgage:

     (a) if an Event of Default (as such term is defined in the Credit Agreement) shall occur under the Credit Agreement; or

     (b) if default shall be made under any junior mortgage or lien encumbering the Property;

                                 ARTICLE III

                                  REMEDIES

     SECTION 3.1. Remedies. If an Event of Default shall happen, the Mortgagee may, at its option, and following notice to Mortgagor as provided in the Credit Agreement:

     3.1.1 Declare any or all indebtedness secured by this Mortgage to be due and payable immediately;

     3.1.2 Enter onto the Mortgaged Property, in person or by agent or by court-appointed receiver, and take any and all steps which may be desirable in the Mortgagee's judgment to complete any unfinished construction and to manage and operate the Mortgaged Property, and the Mortgagee may apply any rents, royalties, income or profits collected against the indebtedness secured by this Mortgage without in any way curing or waiving any default of the Mortgagor;

     3.1.3 Foreclose this Mortgage by any process permitted by applicable law or bring a court action to enforce its provisions or payment of any of the indebtedness or obligations secured by this Mortgage;

     3.1.4 Cause any or all of the Mortgaged Property to be sold under the power of sale granted by this Mortgage in any manner permitted by applicable law;

     3.1.5 Exercise any other right or remedy available under law or in equity.

     SECTION 3.2. Foreclosure Sales. For any sale under the power of sale granted by this Mortgage, Mortgagee must give all notices required by law and then, upon the expiration of such time as is required by law, the Mortgagee may sell the Mortgaged Property upon any terms and conditions permitted by applicable law. The Mortgagee may postpone any sale by public announcement at the time and place noticed for the sale. If the Mortgaged Property consists of several lots or parcels, the Mortgagee in its discretion may designate their order of sale or may elect to sell all of them as an entirety, whether or not the Mortgagor objects. Any person, including the Mortgagee and the Mortgagor may purchase at any sale. Upon any sale, the Mortgagee will execute and deliver to the purchaser or purchasers a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of the sale will be conclusive against all persons.

     SECTION 3.3. Proceeds of Sales. The proceeds of any sale under this Mortgage will be applied in the following manner:

     FIRST: Payment of the costs and expenses of the sale, including but not limited to Mortgagee's fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of the Mortgagee, together with interest at the rate specified in the Credit Agreement, on all advances made by the Mortgagee.

     SECOND: Payment of all sums expended by the Mortgagee under the terms of this Mortgage and not yet repaid, together with interest on such sums at the rate specified in the Credit Agreement.

     THIRD: Payment of the indebtedness and obligations of the Mortgagor secured by this Mortgage, including interest on the unpaid principal balance at the rate specified in the Note, in any order that the Mortgagee chooses.

     FOURTH: The remainder, if any, to the person or persons legally entitled to it.

     SECTION 3.4. Method of Sales. The Mortgagor waives all rights to direct the order in which any of the Mortgaged Property will be sold in the event of any sale under this Mortgage, and also any right to have any of the Mortgaged Property marshaled upon any sale.

     SECTION 3.5. Cumulative Remedies. All remedies contained in this Mortgage are cumulative, and the Mortgagee also has all other remedies provided by law or in any other agreement between the Mortgagor and the Mortgagee. No delay or failure by the Mortgagee to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or of any default by the Mortgagor. The Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     SECTION 3.6. Payment of Expenses. The Mortgagor will pay all of the Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed, including but not limited to legal fees and disbursements, foreclosure costs and title charges.

     SECTION 3.7. Uniform Commercial Code. Upon and after any Event of Default, the Mortgagee shall have all of the remedies of a Secured Party under the Uniform Commercial Code of the State of Massachusetts and upon recording this Mortgage shall constitute a financing statement filed as a fixture filing under said Uniform Commercial Code.

                                 ARTICLE IV

                                MISCELLANEOUS

     SECTION 4.1. Severability. In the event any one or more of the provisions contained in this Mortgage, the Credit Agreement or the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     SECTION 4.2. Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by registered mail to any party hereto at its address above stated or at such other address of which it shall have notified the party giving such notice in writing, and, in the case of the Mortgagee, with a copy by regular mail to Lyman G. Bullard, Jr., Esq., Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, MA 02109 and, in the case of the Mortgagor, with a copy by regular mail to Mary E. Weber, Esq., Ropes & Gray, One International Place, Boston, MA 02110.

     SECTION 4.3. Waiver of Notice. Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

     SECTION 4.4. Successors. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Mortgagor and the successors and assigns of the Mortgagee.

     SECTION 4.5. Counterparts. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Mortgage.

     SECTION 4.6. Conflicts; Cumulative Rights. Nothing in this Mortgage shall be construed as obligating the Mortgagee to take any action or incur any liability with respect to the Mortgaged Property or any business conducted thereon, and all powers given to the Mortgagee are for its benefit and shall be exercised in the Mortgagee's discretion, as indicated herein. All of the Mortgagee's rights hereunder are cumulative and in addition to, and not in substitution for, the rights of the Mortgagee under all other Loan Documents. In the event of a conflict between the rights of the Mortgagee hereunder and the rights of the Mortgagee under any other Loan Document, the Mortgagee may elect, at its sole discretion, to exercise any such rights in such order and combinations as it deems appropriate. Likewise, the Mortgagor's obligations hereunder are cumulative and are in addition to and not in substitution for the obligations of the Mortgagor under all other Loan Documents. In the event of a conflict between the obligations of the Mortgagor hereunder and the obligations of the Mortgagor under any other Loan Document, the Mortgagor shall perform and adhere to those obligations most favorable to the Mortgagee and most restrictive upon the Mortgagor.

     SECTION 4.7. Statutory Provisions. All covenants and conditions contained herein shall be construed as affording to the Mortgagee rights additional to, and separate from, the rights conferred by the Mortgagor's covenants made hereby, that this Mortgage is upon the STATUTORY CONDITION, and for any breach of said STATUTORY CONDITION or of any other covenants and conditions contained herein, the holder shall have the STATUTORY POWER OF SALE, and such STATUTORY CONDITION and STATUTORY POWER OF SALE are incorporated herein by this reference.

     IN WITNESS WHEREOF, the said undersigned have caused this instrument to be signed and sealed as of the date first above written.

Witnessed: /s/ Lori Galloti

                                           Dynamics Research Corporation

                                           By:   /s/ Albert Rand
                                           Name:     Albert Rand
                                           Title:    President

                           COMMONWEALTH OF MASSACHUSETTS
Esses County, ss.                                       September 30, 1999

Then personally appeared the above-named Albert Rand and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of Dynamics Research Corporation before me,


                                        Philip Fantasia
                                        Notary Public
                                        My Commission Expires:  June 1, 2001


                                        [Signature page to Mortgage
                                         and Security Agreement by
                                         Dynamics Research Corporation
                                         in favor of Brown Brothers
                                         Harriman & Co.]


                                  SCHEDULE "A"

                               LEGAL DESCRIPTION


     A certain parcel of land, with the improvements thereon, situated on Frontage Road in Andover, Essex County, Massachusetts, shown as "Remaining land 17.06 Acres" on a plan entitled "Plan of Land in Andover, Massachusetts, Owner H.F.L. Realty Trust", dated March 26, 1981, revised July 28, 1981, and August 26, 1981, by Port Engineering Assoc., Inc., recorded with the Essex North District Registry of Deeds as Plan No. 8734, bounded and described, according to said plan, as follows:

EASTERLY           by Frontage Road, five hundred seventeen and 18/100
                   (517.18) feet;

SOUTHEASTERLY      by land now or formerly of Raytheon Company,
                   as shown on said plan, two hundred ninety-one and 60/100 (291.60) feet;

SOUTHWESTERLY      by Osgood Street, by five lines measuring,
                   respectively, one hundred thirty and 14/100 (130.14)
                   feet, one hundred ninety-eight and 83/100 (198.83) feet, one hundred eighty and 90/100 (180.90) feet, two hundred and 39/100 (200.39) feet, and eighty-two and 20/100 (82.20) feet;

WESTERLY by Lot A, as shown on said plan, two hundred twenty-three and 98/100 (223.98) feet;

NORTHERLY          by the same, eighty-two and 82/100 (82.82) feet;

WESTERLY again by the same, two hundred sixty and 00/100 (260.00) feet;

NORTHWESTERLY      again by the same, two hundred forty-three
                   and 54/100 (243.54) feet;

SOUTHWESTERLY      again by the same, two hundred ninety and
                   00/100 (290.00) feet;

NORTHERLY          by land now or formerly of Endrock Associates,
                   as shown on said plan, two hundred fifty and 33/100
                   (250.33) feet;

NORTHEASTERLY      by land of Raytheon Company, as shown on
                   said plan, by three lines measuring, respectively, two hundred forty-two and 55/100 (242.55) feet, one hundred eighty-nine and 52/100 (189.52) feet, and ninety-eight and 76/100 (98.76) feet;

SOUTHEASTERLY      again by the same, nine and 51/100 (9.51) feet; and


NORTHEASTERLY      again by the same, one hundred fourteen and
                   02/100 (114.02) feet; containing 17.06 acres of land, more or less, according to said plan.